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                    SUPPLEMENT DATED FEBRUARY 18, 2002 TO THE
                       PROSPECTUS DATED FEBRUARY 12, 2002
                                       OF
                               RYDEX SERIES FUNDS
                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850


The Prospectus dated February 12, 2002 for the H and C Class shares of the Sector Rotation Fund is amended and supplemented as follows:

Rydex Series Funds (the "Trust") is soliciting subscriptions for H and C Class shares of the Sector Rotation Fund during a subscription period that commenced on February 18, 2002, and is currently expected to end on March 22, 2002. To indicate your interest in purchasing H and C Class shares of the Sector Rotation Fund, please fill out and send an application to the Trust or call the Trust at
800.820.0888 (See "HOW TO INVEST IN THE FUNDS"). Payment will be due on or about March 22, 2002.

The Trust will commence the continuous offering of shares of the Sector Rotation Fund on March 22, 2002.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE_